UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 17, 2005

ADVANCED MEDICAL OPTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31257	33-0986820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 E. St. Andrew Place Santa Ana, CA		92705
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 247-8200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 17, 2005, Advanced Medical Optics, Inc. (“AMO”), Vault Merger Corporation, a wholly owned subsidiary of AMO, and VISX, Incorporated (“VISX”) entered into Amendment No.2 (the “Amendment”) to the Agreement and Plan of Merger (the “Agreement”), dated as of November 9, 2004, by and among AMO, Vault Merger Corporation and VISX, to clarify Section 6.10(f) of the Agreement and to provide that the current VISX directors will remain as the directors of the surviving corporation upon completion of the merger.

A copy of the Amendment is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MEDICAL OPTICS, INC.

	By:	/s/ AIMEE S. WEISNER
Date: March 17, 2004		Aimee S. Weisner, Corporate Vice President, General Counsel and Secretary

3

EXHIBIT INDEX

Exhibit No.
2.1	Amendment No. 2, dated as of March 17, 2005, by and among Advanced Medical Optics, Inc. (“AMO”), Vault Merger Corporation (“Merger Sub”), and VISX, Incorporated (“VISX”), to amend the Agreement and Plan of Merger, dated as of November 9, 2004, as amended, by and among AMO, Merger Sub and VISX.

4